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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)              February 1, 2002
                                                   ----------------------------



                                Hoenig Group Inc.
             ------------------------------------------------------
             (Exact Name of registrant as specified in its charter)




    Delaware                            0-19619                  13-3625520
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(State or other jurisdiction          (Commission               (IRS Employer
of incorporation)                     File Number)           Identification No.)



 Reckson Executive Park, 4 International Drive, Rye Brook, NY           10573
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(Address of principal executive offices)                              (Zip Code)



Registrants telephone number, including area code    914-935-9000
                                                   --------------



                       N/A
----------------------------------------------------------------
(Former name or former address, if changed since last report)





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ITEM 5.     OTHER EVENTS

         On February 1, 2002 and February 12, 2002, the Company issued press releases in the forms attached hereto as Exhibits 99.1 and 99.2, respectively, which are hereby incorporated by reference.
















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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1.  Press Release of the Company dated February 1, 2002.

Exhibit 99.2   Press Release of the Company dated February 12, 2002.






















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                           Hoenig Group Inc.



                                           By:   /s/ Fredric P. Sapirstein
                                              ----------------------------------
                                                 Name:  Fredric P. Sapirstein
                                                 Title: Chief Executive Officer

Date: February 14, 2002
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